UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 12, 2018

BARRACUDA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3175 S. Winchester Blvd.

Campbell, California 95008

(Address of principal executive offices, including zip code)

(408) 342-5400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant if an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introduction

On February 12, 2018, Project Deep Blue Merger Corp., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Barracuda Holdings, LLC (f/k/a Project Deep Blue Holdings, LLC), a Delaware limited liability company (“Newco”), completed its merger (the “Merger”) with and into Barracuda Networks, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 26, 2017 (as amended, the “Merger Agreement”), by and among Newco, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Newco. Newco is controlled by investment funds affiliated with Thoma Bravo, LLC (“Thoma Bravo”) and is beneficially owned by such funds and certain other investors. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 2.01 by reference. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

At the Effective Time of the Merger, each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than Owned Shares or Dissenting Shares) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $27.55, without interest thereon (the “Per Share Price”). Vested Company Options and vested RSUs were cancelled and converted into the right to receive the Per Share Price, less the exercise price per share in the case of vested Company Options. Unvested Company Options and unvested RSUs were cancelled and converted into the contingent right to receive the Per Share Price, less the exercise price per share in the case of unvested Company Options, payable following satisfaction of the vesting conditions of the underlying unvested Company Options or unvested RSUs.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 27, 2017.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) on February 12, 2018 that each outstanding share of Company Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted pursuant to the Merger Agreement as set forth under Item 2.01 of this Current Report on Form 8-K, and requested that NYSE file a Form 25 with the Securities and Exchange Commission (the “SEC”) to remove the Company Common Stock from listing on NYSE and to deregister the Company Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Company Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted into the right to receive the Per Share Price.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Newco. The total amount of funds necessary to complete the Merger and the related transactions was approximately $1.6 billion. The purchase price was funded by equity financing from affiliates of Thoma Bravo and other co-investors of approximately $740 million and debt financing arranged by Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, UBS AG, Stamford Branch and UBS Securities LLC, and certain affiliates of the foregoing of approximately $835 million.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon completion of the Merger, the following persons became directors of the Company: Seth Boro, Kenneth J. Virnig II, Andrew Almeida, Marcel Bernard, David Murphy, Erik Akopiantz, Paul Zuber, and Rob Selvi. Additionally, William D. “BJ” Jenkins, Jr., who was a director of the Company immediately prior to the Merger, will continue to be a director of the Company. As a result of the Merger, Chet Kapoor, Stephen P. Mullaney, Michael D. Perone, Jeffry Allen, and John H. Kispert ceased to be directors of the Company.

The officers of the Company immediately prior to the effective time of the Merger continued as officers of the Company following the Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 8.01	Other Events.

On February 12, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 26, 2017, by and among the Company, Barracuda Holdings, LLC (f/k/a Project Deep Blue Holdings, LLC) and Project Deep Blue Merger Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 27, 2017).

3.1	Amended and Restated Certificate of Incorporation of Barracuda Networks, Inc.

3.2	Amended and Restated Bylaws of Barracuda Networks, Inc.

99.1	Press Release of Barracuda Networks, Inc., dated February 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barracuda Networks, Inc.

By:	/s/ Diane C. Honda
Diane C. Honda
Senior Vice President, General Counsel & Secretary

Date: February 13, 2018